EXHIBIT 24.1
                                                                    ------------

                          DLJ MORTGAGE ACCEPTANCE CORP.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Helaine Hebble as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of DLJ Mortgage Acceptance Corp.), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post- effective amendments) of DLJ Mortgage Acceptance Corp. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE                     TITLE                                DATE


/s/ Carlos Onis               Director                             July 20, 2001
--------------------------
Carlos Onis


/s/ Steven L. Kantor          Director                             July 20, 2001
--------------------------
Steven L. Kantor


/s/ Thomas E. Siegler         Director
--------------------------                                         July 20, 2001
Thomas E. Siegler


/s/ Wes Higgins               Director and President               July 20, 2001
--------------------------
Wes Higgins


/s/ Zev Kindler               Treasurer and Principal Financial    July 20, 2001
--------------------------    Officer
Zev Kindler


/s/ Thomas Zingalli           Comptroller and Principal            July 20, 2001
--------------------------    Accounting Officer
Thomas Zingalli